SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement     [  ]     Confidential,  for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X]     Definitive  Proxy  Statement

[ ]     Definitive  Additional  Materials

[ ]     Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12


                             BERENS INDUSTRIES, INC.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

   [X]   No  fee  required.

   [ ]   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and
         0-11.

   (1)   Title  of  each  class  of  securities  to  which  transaction applies:


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   (2)   Aggregate  number  of  securities  to  which  transaction  applies:

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   (3)   Per  unit  price  or  other  underlying  value  of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

   (4)   Proposed  maximum  aggregate  value  of  transaction:


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
   (5)   Total  fee  paid:


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   [ ]   Fee  paid  previously  with  preliminary  materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:


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   (2)   Form,  Schedule  or  Registration  Statement  No.:


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   (3)   Filing  Party:


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   (4)   Date  Filed:

                             BERENS INDUSTRIES, INC.
                           701 N. POST OAK, SUITE 350
                              HOUSTON, TEXAS 77024


PHONE  (713)682-7400                                FACSIMILE  (713)682-7402


                                  May 5, 2000


Dear  Stockholder:

     You are cordially invited to attend our 2000 Annual Meeting of Stockholders of Berens Industries, Inc. to be held on Wednesday, June 7, at 701 N. Post Oak, Suite 350 at 10:00 a.m. Houston, Texas 77024. We look forward to this opportunity to update you on developments at Berens Industries, Inc.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                                       Sincerely,



                                                       /S/  Marc I. Berens
                                                       -------------------
                                                       Marc I. Berens
                                                       Chief Executive Officer

                             BERENS INDUSTRIES, INC.
                           701 N. POST OAK, SUITE 350
                              HOUSTON, TEXAS 77024
                                  ____________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 7, 2000


To  the  Stockholders  of  Berens  Industries,  Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Berens Industries, Inc., will be held at 701 N. Post Oak, Suite 350, Houston, Texas 77024, at 10:00 a.m. on Wednesday, June 7, 2000 for the following purposes:

     1.     Elect Three Directors.  The Board has nominated for re-election Marc
            I. Berens, Yolana Berens, and William Ranshaw as directors until the next annual meeting.

     2. Ratify and Approve the Board's Appointment of Ham, Langston & Brezina, L.L.P. as the Company's Independent Auditors for fiscal year 2000. Ham, Langston & Brezina, L.L.P. served in this capacity for fiscal year 1999.

     3. Adoption of 2000 Stock Option Plan. The Board seeks approval of the 2000 Stock Option Plan.

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 19, 2000 will be entitled to notice of and to vote at the meeting.

     Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy, with the Company at N. Post Oak, Suite 350, Houston, Texas 77024, at least 48 hours (excluding Saturdays and
Sundays) before the time of the Annual Meeting or with the chairman of the Annual Meeting prior to the commencement of the Annual Meeting.

     Unregistered stockholders who received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /S/  Marc I. Berens
                                         ---------------------------------------
                                         Marc I. Berens, Chief Executive Officer
                                         May 5, 2000


THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                             BERENS INDUSTRIES, INC.
                           701 N. POST OAK, SUITE 350
                              HOUSTON, TEXAS 77024

                          (PRINCIPAL EXECUTIVE OFFICE)

                                  ____________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                   ___________


                                  INTRODUCTION

     This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Berens Industries, Inc. for use at the 2000 Annual Meeting of Stockholders ("Meeting") to be held at 701 N. Post Oak, Suite 350, Houston, Texas 77024, at 10:00 a.m. on Wednesday, June 7, 2000, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 5, 2000.

     The close of business on April 19, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the record date, there were 19,644,860 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding. Each share of common stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Meeting. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as a vote against a proposal.
     Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. Broker non-votes will have no effect on any of the proposals.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies.

     If  no  direction  is  indicated,  the  shares  will  be  voted:

     1.     FOR  election  of  all  the  nominated  directors;
     2. FOR ratification of Ham, Langston & Brezina, L.L.P. as the Company's auditors;
     3.     FOR ratification of  the  Company's  2000  Stock  Option  Plan;  and
     4. TO transact such other business as may properly come before the meeting.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by any one of the following methods:

     (a)     execution  and  submission  of  a  revised  proxy,
     (b)     written  notice  to  the  Secretary  of  the  Company,  or
     (c)     voting  in  person  at  the  Meeting.

                                  ANNUAL REPORT

     A copy of the Company's 1999 Annual Report on Form 10-KSB is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

     The Company will provide, without charge, a copy of any exhibits to the Company's Form 10-KSB, upon written request to Marc I. Berens, at N. Post Oak, Suite 350, Houston, Texas 77024.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to the Company's By-Laws, the members of the Board of Directors serve for one-year terms. The number of directors constituting the whole Board is currently three and the selected nominees are listed below. Each of the nominees is currently a director of the Company. Unless authority to vote for any nominee is withheld in the proxy, the persons named in the accompanying proxy intend to vote FOR the election of the three nominees for director listed below.

     All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of such nominee or nominees as may be recommended by the Board of Directors. Under Nevada Corporation Law, each of the nominees must receive a plurality of the votes of shares of Common Stock present in person or by proxy at the meeting to be elected as a director. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Abstentions will be counted as shares present at the meeting. The Company anticipates that the holders of a majority of the outstanding common stock will be present in person or by proxy at the Meeting.
     The following biographical information is furnished with respect to each of the nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS  NOMINATED  FOR  ELECTION

     Marc I. Berens has served as the Company's chief executive officer and has served as a director since the Company commenced its current operations in June 1999. From 1991 until 1998, Mr. Berens served as chief executive officer of Mercosur Industries, Inc.

     Yolana Berens has served as a director since the Company commenced its current operations in June 1999. From 1989 until 1998, Ms. Berens served as director of Mercosur Industries, Inc.

     William Ranshaw has served as the Company's chief financial officer and has served as a director since the Company commenced its current operations in June 1999. Since November 1998, Mr. Ranshaw has served as the president of McGuffy Industries, Inc. From January 1997 until March 1998, Mr. Ranshaw served as vice president and chief financial officer of Superior Wellhead, Inc. From August 1995 until August 1997, Mr. Ranshaw served as treasurer of Citadel Computer Systems, Inc.

     During the fiscal year ended December 31, 1999, the Company's Board of Directors held one meeting. No incumbent director attended fewer than 75% of the meetings. The Company has no audit, compensation, or nominating committees.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports received by the Company and on written representations from certain reporting persons, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements, except for a Form 5 for Ms. Berens and Mr. Ranshaw that was not timely filed in February 2000 reporting three transactions, which was filed in May 2000, and a Form 3 for Mr. Ranshaw that was not timely filed in September 1999, which was filed in May 2000.

The Board of Directors has nominated the above-referenced directors for election by the stockholders and recommends a vote for such election. The election of the directors requires a plurality of the votes of the shares of common stock present in person or represented by proxy at the Meeting.


                                   PROPOSAL 2

 RATIFICATION AND APPROVAL OF HAM, LANGSTON, & BREZINA, L.L.P. AS THE COMPANY'S
                              INDEPENDENT AUDITORS

     The Board of Directors has approved the engagement of Ham, Langston, & Brezina, L.L.P. as independent auditors for the Company. The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing Ham, Langston, & Brezina, L.L.P. as independent auditors of the Company.

     In the event the appointment of Ham, Langston, & Brezina, L.L.P. as independent auditors is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year.

     Representatives of Ham, Langston, & Brezina, L.L.P. are expected to be present at the meeting. Representatives of Ham, Langston, & Brezina, L.L.P. will be given the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to questions.

The Board of Directors has recommended the ratification of Ham, Langston, & Brezina, L.L.P. as independent auditors. Such ratification requires the affirmative vote of the majority of outstanding shares of common stock present at the Meeting or represented by proxy.

                                   PROPOSAL 3

                     ADOPTION OF THE 2000 STOCK OPTION PLAN

     The 2000 Stock Option Plan was adopted by the Board of Directors in April 2000, subject to shareholder approval. The Plan will allow stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by the Company's compensation committee. The Board has reserved 2,000,000 shares of common stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the company. A summary of the Plan is set forth below, and the full text of the Plan is attached hereto as Exhibit "A."

ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the company and its affiliates ("Eligible Persons").

TRANSFERABILITY.  The  grants  are  not  transferable.

CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not effect the right of the company to authorize adjustments, recapitalizations, reorganizations or other changes in the company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be cancelled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

OPTIONS AND SARS. The company may grant incentive or nonqualified stock options.

OPTION PRICE. Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The compensation committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more stockholders shall be not less than 110% of fair market value.

DURATION. No Option or SAR may be exercisable after the period of 10 years. In the case of 10% or more stockholder no incentive option may be exercisable after the expiration of five years.

AMOUNT EXERCISABLE INCENTIVE OPTIONS. No option may be exercisable within six months from its date of grant unless a shorter time is designated by the Board. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

EXERCISE OF OPTIONS. Options may be exercised by written notice to the compensation committee with:
- Cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;
-   Stock  at  its  fair  market  value  on  the  date  of  exercise;
- An election to make a cashless exercise through a registered broker-dealer (if approved in advance by the compensation committee).
- Any other form of payment which is acceptable to the compensation committee, including with limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

SARS. SARs may, at the discretion of the compensation committee, be included in each option granted under the Plan to permit the Eligible Person to surrender that option, or a portion of the part which is then exercisable, and receive in exchange an amount equal to the excess of the fair market value, in cash, or partly in cash and partly in shares of stock, as the compensation committee determines. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of the surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each SAR issued in tandem with an option (a) will expire no later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

TERMINATION OF OPTIONS OR SARS. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employees severance of employee with the company other than death, disability or retirement.

DEATH. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death of the Eligible Person.

DISABILITY. Unless the option or SAR expires sooner, the option or SAR will expire one day less than one year after the disability of the Eligible Person.

RETIREMENT. Unless it is expressly provided otherwise in the option agreement, before the expiration of an incentive option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the incentive option shall terminate on the earlier of the options expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Internal Revenue Code, it will become a nonqualified option by operation of law. Unless it is expressly provided otherwise in the option agreement, if before the expiration of a nonqualified option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the nonqualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the employee shall have the right prior to the termination of the nonqualified option to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the option agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

RELOAD OPTIONS. The Board or compensation committee shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the Eligible Person to further option (a "Reload Option") in the event the Eligible Person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such option, (b) shall have an expiration date which gave rise to such Reload Option, and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

RESTRICTED STOCK AWARDS. The compensation committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the Eligible Person or for a payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The compensation committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in the restricted stock agreement.

AWARD OF PERFORMANCE STOCK The compensation committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Compensation Committee are Satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the compensation committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for the participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be used under incentive options, or (c) decreases the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards under the Plan will have the following consequences:

- The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

- The exercise of a stock option which is an incentive option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, a participant must generally include in alternative minimum taxable income the amount by which the fair market value on the date of exercise exceeds the exercise price. The basis of the stock for alternative minimum tax purposes is adjusted to reflect the gain realized so that the participant will receive a corresponding deduction for alternative minimum tax purposes in the year the stock is sold. No alternative minimum tax consequences result for the Company.

- If the shares acquired upon exercise of an incentive option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the incentive option, whichever is later (disqualifying disposition), the participant will recognize ordinary income upon the disposition of the shares in an amount equal to excess of fair market value on the date of exercise over the exercise price. However, the amount reportable as compensation is limited to the actual gain realized on the sale in cases where the sales prices is less than the fair market value of the stock on the date of exercise. In addition, where a loss is realized on the sale, no income is reported as compensation. Where the sales price is in excess of the exercise price, the participant will also recognize capital gain or loss in an amount equal to the difference between the sales price and the basis in the stock increased by any income reported as compensation. In cases where the exercise price is in excess of the sales price, the participant will recognize capital loss in an amount equal to the difference between the sales price and the exercise price. Capital gains or losses will be characterized as short-term if the shares were not held for more than one year after the exercise date of the incentive option and as long-term if the shares were held for more than one year after the exercise date of the incentive option.

- Where a disqualifying disposition occurs and the participant recognizes income, the Company will generally be entitled to a corresponding deduction. The Company will not be entitled to a corresponding deduction for any capital gain or loss recognized by the participant.

- If the shares acquired upon exercise of an incentive option are held by the participant for one year after the incentive option is exercised and two years after the incentive option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price; such capital gain or loss will be characterized as short-term if the shares were not held for more than one year after the exercise of the incentive option and long-term if the shares were held for more than one year after the exercise of the incentive option. The Company will not be entitled to a corresponding deduction for such capital gain or loss.

- The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the option shares acquired pursuant to the stock option.

- The Company will be allowed a deduction at the time, and in the amount of any ordinary income recognized by the participant upon the exercise of a non-qualified stock option, provided the Company meets its federal withholding tax obligations.

- Upon sale of the shares acquired upon exercise of a non-qualified stock option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such capital gain or loss will be short-term if the shares were not held by the participant for more than one year after the exercise of the non-qualified stock option and long-term if the participant held the shares for more than one year following exercise of the non-qualified stock option.

AWARDS UNDER THE STOCK OPTION PLAN. At the present time, the Company has not determined if any options under the 2000 Stock Option Plan will be issued to the chief executive officer, any executives, any directors, or any employees. To date, no options have been issued under the Plan.

The Board of Directors has recommended the adoption of the 2000 Stock Option Plan. Such ratification requires the affirmative vote of the majority of outstanding shares of common stock present at the Meeting or represented by proxy.

                               EXECUTIVE OFFICERS

          The  Company's  directors  and  executive  officers  are:

NAME                AGE                POSITION
------------------  ---  ------------------------------------
Marc I. Berens       42  Director and Chief Executive Officer
------------------  ---  ------------------------------------
Yolana Berens        75  Director
------------------  ---  ------------------------------------
William Ranshaw      58  Director and Chief Financial Officer
------------------  ---  ------------------------------------
Kevin P. Willcutts   36  Vice-President of Marketing
------------------  ---  ------------------------------------

     Please refer to page 2 of this proxy statement for biographies on Messrs. Berens and Ranshaw and Ms. Berens.

     Kevin P. Willcutts has served as the Company's vice-president of marketing since August 1999. From February 1998 until August 2000, Mr. Willcutts served as vice-president of marketing of Smilex, Inc. From March 1995 until February 1998, Mr. Willcutts served as director of marketing of Plan 21.

     Marc I. Berens is the son of Yolana Berens. There are no other family relationships among the officers or directors. Pursuant to the Company's by-laws, each director is elected annually by the Company's stockholders at the Company's annual meeting. The Company's officers serve at the discretion of the Board of Directors.


                             EXECUTIVE COMPENSATION

          The following tables contain compensation data for the chief executive officer of the Company for the fiscal year ended December 31, 1999. No executive officer or director received in excess of $100,000 in compensation during the fiscal year ended December 31, 1999.


                                   SUMMARY COMPENSATION TABLE

                                Annual
                                ------
                             Compensation        Long Term Compensation
                             ------------  ------------------------------------

                                                        Awards
                                                                 Securities
Name and                                      Restricted         Underlying         All Other
Principal Positions      Year  Salary ($)  stock award(s) ($)  Options/SARs (#)  Compensation ($)
-------------------      ----  ----------  ------------------  ----------------  ----------------
Marc I. Berens,          1999  $37,500          --                    --               --
Chief Executive Officer

EMPLOYMENT  AGREEMENTS

     In June 1999, Marc I. Berens entered into a three-year employment agreement with Berensgallery.com, Inc., a wholly-owned subsidiary of the Company. The employment agreement provides for a monthly salary of $7,500 for the first year, $10,000 for the second year, and $12,500 for the third year, plus an annual bonus equal to 5% of the pretax operating profit of the Company. The employment agreement may be terminated by either party during the term of the agreement.

     In August 1999, Kevin P. Willcutts entered into a six-month employment agreement with the Company that was renewed for an additional six months in February 2000. The employment agreement provides for a monthly salary of $5,000. The employment agreement also provided for the issuance of options to purchase 50,000 shares of common stock at a price of $1.00 per share expiring in August 2001.

     The Company does not have any employment agreements with any other of its officers or directors. The Company maintains life insurances for Mr. Berens and Ms. Berens in the amounts of $500,000 and $250,000, respectively.

STOCK  OPTIONS

     As of December 31, 1999, the Company had outstanding options to purchase an aggregate of 709,250 shares of Common Stock at exercise prices ranging from $.01 to $1.00 per share. Of these options, options to purchase 500,000, 10,000, and 20,000 shares of Common Stock were issued to Ms. Berens, Mr. Willcutts, and Mr. Ranshaw at an exercise price of $.01 per share. Mr. Willcutts was also issued an option to purchase 50,000 shares of Common Stock at an exercise price of $1.00 per share. No options were issued to Mr. Berens.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 19, 2000 the number and percentage of outstanding shares of Company Common Stock owned by:

- each person known to the Company to beneficially own more than 5% of its outstanding Common Stock;
-     each  director;
-     each  named  executive  officer;  and
-     all  executive  officers  and  directors  as  a  group.

                                                                   NUMBER OF SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER                         COMMON STOCK BENEFICIALLY OWNED  PERCENTAGE OF OWNERSHIP
-----------------------------------------------------------  -------------------------------  ------------------------
Marc I. Berens                                                            250,000                      1.3%
Yolana Berens                                                           7,400,000                     37.7%
William Ranshaw                                                           140,000              less than 1%
All executive officers and directors as a
group (4 persons)
                                                                        8,050,000                     40.8%

     Of the shares held by Ms. Berens, 7,000,000 is held by a trust that is controlled by Ms. Berens. The business address of each person listed is the same as the address of the Company's principal executive office, except for Mr. Ranshaw whose business address is 18635 Telge Road, Cypress, Texas 77077.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1999, the Company completed as reverse merger with Berensgallery.com, Inc. in which it issued 2,893,250 shares of Company Common Stock to the shareholders of Berensgallery.com, Inc. Of these shares, an aggregate of 2,623,000 shares of Company Common Stock were issued to Ms. Berens, Messrs. Berens and Ranshaw, and a family member of the Berens'. In December 1999, the Company acquired Artmovement.com, Inc. for 12,960,000 shares of Company Common Stock. Of these shares, an aggregate of 5,340,000 shares of Company Common Stock were issued to Ms. Berens, Messrs. Berens, Ranshaw, and Willcutts, and a family member of the Berens'. In February 2000, Mr. Berens was issued 250,000 shares of Company Common Stock in exchange for his guarantee of Company credit line.

                                VOTING PROCEDURES

     The Company has one class of voting shares outstanding, namely Common Stock, of which there were 19,644,860 outstanding at the close of business on April 19, 2000 (the "Record Date"). Each shareholder present or represented at the Meeting will be entitled to one vote per share. Shareholder action requires the affirmative vote by the holders of a majority of the Common Stock voting at the Meeting.

                              COST OF SOLICITATION

     The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers, and regular employees of the Company in person or by telephone or other means of communication. The directors, officers, and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation.

                                  OTHER MATTERS

     The Board of Directors and management of the Company know of no other matters to be brought before the Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act is properly brought before the Meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the Company no later than January 5, 2001. However, if the date of the 2001 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2000 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-QSB or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

     Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2001 Annual Meeting of Stockholders, such stockholder must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by March 21, 2001. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the Company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2001 Annual Meeting of Stockholders, even if the stockholders have not been advised of the proposal. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the Company's Bylaws.


                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         /S/  Marc I. Berens
                                         ---------------------------------------
                                         Marc I. Berens, Chief Executive Officer
                                         May  5,  2000

                             BERENS INDUSTRIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 7, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPORTAN UNITED INDUSTRIES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

     The undersigned stockholder of BERENS INDUSTRIES, INC. (the "Company") hereby appoints Debra Tritt, the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 701 N. Post Oak, Suite 350, Houston, Texas 77024, on Wednesday, June 7, 2000 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:


                                                     FOR      AGAINST    ABSTAIN
                                                     ---      -------    -------

1.    To elect Marc I. Berens as director.           [  ]       [  ]       [  ]

2.    To elect Yolana Berens as director.            [  ]       [  ]       [  ]

3.    To elect William Ranshaw as director.          [  ]       [  ]       [  ]

4.    To ratify the appointment of Ham, Langston,    [  ]       [  ]       [  ]
      & Brezina, LLP as the Company's independent public accountants.

5.    To ratify the 2000 Employee Stock Option Plan  [  ]       [  ]       [  ]


The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR EACH ITEM, THIS PROXY WILL BE VOTED FOR THAT ITEM.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

PLEASE  MARK,  SIGN  AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:
      ------------------------------               -----------------------------
                                                   [Signature]


                                                   -----------------------------
                                                   [Signature if jointly held]


                                                   -----------------------------
                                                   [Printed Name]


     Please sign exactly as name appears on stock certificate(s).   Joint owners
should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

                                   APPENDIX A

                        SPORTAN  UNITED  INDUSTRIES,  INC.
                            1999  STOCK  OPTION  PLAN


          ADOPTION AND PURPOSE

     Sportan United Industries, Inc., a Texas corporation (the "Company"), adopted its 1999 Incentive Stock Option Plan for Employees ("Plan") effective March 1, 1999. The purpose of the Plan is to foster and promote the financial success of the Company and materially increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. The Plan is intended to provide "incentive stock options" within the meaning of that term under
     Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. Any proceeds of cash or property received by the Company for the sale of Sportan United Industries, Inc. common stock, $.001 par value (the "Common Stock") pursuant to Options granted under this Plan will be used for general corporate purposes.

          ADMINISTRATION

          The Plan shall be administered by a committee (the "Compensation Committee") appointed by the Board of Directors of the Company (the "Board") and composed of at least two Board members. The Compensation Committee shall meet the plan administration requirements described under Rule 16b-3(c) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any similar rule which may subsequently be in effect. Any vacancy on the Compensation Committee shall be filled by the Board.

     2.1 Subject to the express provisions of the Plan, the Compensation Committee shall have the sole and complete authority to determine key employees and others to whom awards hereunder shall be granted, () make awards in such form and amounts as it shall determine, impose such limitations and conditions upon such awards as it shall deem appropriate, interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective participants' agreements (which need not be identical), and make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Compensation Committee on matters within their jurisdiction under the Plan shall be conclusive and binding on the Company and all other persons. No members of the Board or the Compensation Committee shall be liable for any action taken or determination made in good faith.

          All expenses associated with the Plan shall be paid by the Company or its Subsidiaries.

2.   DEFINITIONS

          "Cause" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant of a crime involving moral turpitude by a court of competent jurisdiction as to which no further appeal can be taken; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

     2.3 "Change in Control" shall mean the occurrence of any of the following events:

     any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, unless the Board (as constituted immediately prior to such Change in Control) determines in its sole absolute discretion that no Change in Control has occurred;

          (1) Individuals who constitute the Board on the effective date of the Plan cease, for any reason, to constitute at least a majority of the Board of Directors; provided, however, that any person becoming a director subsequent to the effective date of the Plan who was nominated for election by at least 66_% of the Board as constituted on the effective date of the Plan (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Board as constituted on the effective date of the Plan; or

     the Board of Directors determines in its sole and absolute discretion that there has been a Change in Control of the Company.

     2.3 "Consultant" shall mean any person who is engaged by the Company or any parent or Subsidiary of the Company to render consulting services and is compensated for such consulting services.

          "Continuous Service" shall mean the absence of any interruption or termination of employment with or service to the Company or any parent or Subsidiary of the Company that now exists or hereinafter is organized or acquires the Company for a period of 12 months. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company provided that such interruption shall not be longer than 90 consecutive days.

     2.4 "Eligible Employee" shall mean an Employee that has provided continuous service to the Company or to any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

          "Employee" shall mean any person employed on an hourly or salaried basis by the Company or any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

     2.5 The "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation
          Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

          "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     2.6 "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

          "Option" shall mean an Option to purchase shares of Common Stock of the Company granted pursuant to this Plan. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     2.7 "Subsidiary" shall mean a corporation (other than the Company) in which the Company directly or indirectly controls 50% or more of the combined voting power of all stock of that corporation.

          ELIGIBILITY

     The Compensation Committee may grant Options to purchase Common Stock under this Plan to Eligible Employees of the Company or its Subsidiaries, as well as to non-employee directors and Consultants. Employees of the Company, as well as non-employee directors and Consultants who are granted Options pursuant to this Plan shall be referred to as "Participants." The Compensation Committee shall determine, within the provisions of the Plan, those persons to whom, and the times at which, Options shall be granted. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contributions to the Company's success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Grants may be made to the same individual on more than one occasion.

          GRANTING OF OPTIONS

          Powers of the Compensation Committee. The Compensation Committee shall
          ------------------------------------
          determine, in accordance with the provisions of the Plan, the duration of each Option, the exercise price of each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of an Option.

     4.1  Number of Options. As soon as practicable after the date an individual
          -----------------
          is determined to be eligible under Section 4 hereof, the Compensation Committee may, in its discretion, grant to such person a number of Options determined by the Compensation Committee.

          COMMON  STOCK

     Each Option granted under the Plan shall be convertible into one share of Common Stock, unless adjusted in accordance with the provisions of Section 8 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 1,000,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock subject to such Option shall again become available for new Options to be granted under the Plan to any eligible person (including the holder of such former Option) at an exercise price determined in accordance with Section
     7.2 hereof, which price may then be greater or less than the exercise price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

          REQUIRED TERMS AND CONDITIONS OF OPTIONS

          Award of Options.  The  Compensation  Committee may, from time to time
          ----------------
          and subject to the provisions of the Plan and such other terms and conditions as the Compensation Committee may prescribe, grant to any Participant in the Plan one or more Incentive Stock Options or Non-Qualified Stock Options to purchase for cash or shares the number of shares of Common Stock allotted by the Compensation Committee. However, subject to the provisions of Sections 7.4 and 7.5, Incentive Stock Options may be granted only to Eligible Employees. The date an Option is granted shall mean the date selected by the Compensation Committee as of which the Compensation Committee allots a specific number of shares to a Participant pursuant to the Plan.

     6.1  Exercise Price. The exercise price of any  Non-Qualified  Stock Option
          --------------
          granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as provided in Section 7.4 hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

          Term and Exercise.  Each Option shall be  exercisable  on such date or
          -----------------
          dates, during such period and for such number of shares of Common Stock as shall be determined by the Compensation Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that (A) no Option shall be exercisable after the expiration of 10 years from the date such Option was granted, and (B) no Incentive Stock Option granted to a 10% shareholder as set forth in Section 7.4 hereof shall be exercisable after the expiration of five years from the date such Incentive Stock Option was granted, and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 7.7 hereof.

     6.2  Ten Percent Shareholder.  Notwithstanding  anything to the contrary in
          -----------------------
          this Plan, Incentive Stock Options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its Subsidiaries unless (i) the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and (ii) the Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

          Maximum Amount of Option Grant.  To the extent that the aggregate Fair
          ------------------------------
          Market Value (determined on the date the Option is granted) of Common Stock subject to Incentive Stock Options exercisable for the first time by a Participant during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

     6.3  Method of Exercise.  An Option shall be exercised by delivering notice
          ------------------
          to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Compensation Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          Delivery  of Stock  Certificates.  Certificates  for  shares of Common
          --------------------------------
          Stock purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when the stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

6.   ADJUSTMENTS

          The aggregate number or type of shares of Common Stock with respect to which Options may be granted hereunder, the number or type of shares of Common Stock subject to each outstanding Option, and the exercise price per share for each such Option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

     6.5 Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of Common Stock would be entitled to receive as a result of such transaction; provided, however, that all unexercised Options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders of such Options of its intention to do so, and by permitting the exercise of such Options during the 30-day period immediately after the date such notice is given.

          In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; provided, however, that each Option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised Options.

     6.6 On the basis of information known to the Company, the Compensation Committee shall make all determinations under this Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

          Upon the occurrence of a Change in Control, the Compensation Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

6.   OPTION AGREEMENTS

     Each award of Options shall be evidenced by a written agreement, executed by the Participant and the Company, which shall contain such restrictions, terms and conditions as the Compensation Committee may require in accordance with the provisions of this Plan. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Compensation Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

          LEGAL AND OTHER  REQUIREMENTS

          The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Compensation Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Compensation Committee, in its sole discretion, deems necessary or desirable. The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     7.1 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Compensation Committee may at any time impose any limitations upon the exercise, delivery and payment of any Option which, in the Compensation Committee's discretion, are necessary in order to comply with Section 16(b) and the rules and regulations thereunder.

          A Participant shall have no rights as a stockholder with respect to any shares covered by an Option, or exercised by him, until the date of delivery of a stock certificate to him for such shares. No adjustment, other than pursuant to Section 8 hereof, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

7.   NON-TRANSFERABILITY

     During the lifetime of a Participant, any Option granted to him shall be exercisable only by him or by his guardian or legal representative. No Option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option or right.

          NO  CONTRACT  OF  EMPLOYMENT

          The adoption of this Plan or the grant of any Option shall not be construed as giving a Participant the right to continued employment with the Company or any Subsidiary of the Company. Furthermore, the Company or any Subsidiary of the Company may at any time dismiss a Participant from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in the Plan or any Option agreement.

          EFFECT OF  TERMINATION  OF EMPLOYMENT

          If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

     9.1 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section
          22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          In the event of the termination of a Participant's employment or other relationship for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

9.   INDEMNIFICATION OF COMPENSATION COMMITTEE

     In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

               WITHHOLDING TAXES

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

               NEWLY ELIGIBLE EMPLOYEES

     Except as otherwise provided herein, the Compensation Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan.

          TERMINATION  AND  AMENDMENT OF PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 8 hereof, (ii) materially increase the benefits accruing to individuals  holding  Options  granted  pursuant to the Plan or
     (iii) materially modify the requirements as to eligibility for participation in the Plan.

          GENDER AND NUMBER

     Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender and vice versa, and the singular shall include the plural and the plural shall include the singular.

          GOVERNING  LAW

     The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

          EFFECTIVE  DATE  OF  PLAN

     The effective date of the Plan is March 1, 1999. The Plan, each amendment to the Plan, and each Option granted under the Plan is conditioned on and shall be of no force or effect until approval of the Plan and each amendment of the Plan by the holders of a majority of the shares of Common Stock of the Company.